Exhibit 99.2

 Investor Presentation | August 2015

 Forward Looking Statements  Certain statements herein are forward-looking statements and represent NeuLion’s current intentions in respect of future activities. Forward-looking statements can be identified by the use of the words “will,” “expect,” “seek,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” and “intend” and statements that an event or result “may,” “will,” “can,” “should,” “could,” or “might” occur or be achieved and other similar expressions. These statements, in addressing future events and conditions, involve inherent risks and uncertainties. Although the forward-looking statements contained in this presentation are based upon what management believes to be reasonable assumptions, NeuLion cannot assure readers that actual results will be consistent with these forward-looking statements. These forward-looking statements are made as of the date of this presentation and NeuLion assumes no obligation to update or revise them to reflect new events or circumstances, except as required by law. Many factors could cause NeuLion’s actual results, performance or achievements to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements, including: our ability to attract new customers and increase revenue per customer; our ability to continue relationships with our customers and to negotiate favorable terms for contract renewals; our customers’ subscriber levels and financial health; our ability to derive anticipated benefits from the acquisition of DivX; our ability to successfully integrate the operations of DivX; our ability to pursue and consummate acquisitions in a timely manner; our ability to compete effectively and changes in the competitive environment; our ability to expand our product capabilities and acceptance rates of such products; our ability to accurately forecast revenue and appropriately plan expenses; our ability to integrate and expand our direct sales force; the attraction and retention of qualified employees and key personnel; our ability to protect and defend our intellectual property; unexpected events in the market for our solutions, including technological changes; general economic and market conditions; our ability to expand into new markets; future regulatory changes in our industry; foreign exchange, interest rate and credit risks. These factors should be considered carefully and readers should not place undue reliance on the forward-looking statements. A more detailed assessment of the risks that could cause actual results to materially differ from current expectations is contained in the “Risk Factors” section of NeuLion’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which is available on www.sec.gov and filed on www.sedar.com.

   Deliver and enable the highest quality live and on-demand digital video content experiences anywhere and on any device  NeuLion Mission

   Enormous Industry Tailwinds & Market Opportunity– Fundamental Shift to Connected Devices: More people consuming more content on more devices– Addressing Significant Industry Problem: Live video delivery is mission-critical and very difficult  Large Market Opportunity    Large, Well-Known, Blue Chip Customer Base– Strong customer relationships with major Content Owners and CE Manufacturers– Live sports and entertainment are large and growing categories   High-Profile Customer Base    Compelling Financial Metrics– Recurring revenue with high margins and steady growth– Adjusted EBITDA positive since 2013– ~60% Adjusted EBITDA contribution margin  Strong Financial Profile & Scalable Business Model    Respected and Experienced Leadership Team– Deep technology and industry expertise– Track record and experience building businesses  Experienced Management & Board    Robust Technology Platform    Proprietary, Turnkey, End-to-End, Cloud-Based, Configurable Solution– Early to market, at the forefront of shift to digital video content– High barriers to entry – unique, home-grown, end-to-end platform  Investment Highlights

   Delivered over 50,000 live sports events in 2014      Over 1 billion devices and 1 billion downloads in market  25 million application downloads    Stream 300+ live linear channels, 24 hours a day – Sports & Entertainment    7.6 million online consumer transactions – subscription & PPV services    1.5 million video assets managed by the NeuLion Digital Platform  Global PresenceHeadquartered: Plainview, NYTSX: NLNMarket Capitalization: US $283mEnterprise Value: US $264M 16 offices worldwide 500+ employees  NeuLion by the Numbers

 Y-o-Y Online Video Industry Growth (2)  Internet Video Traffic (Exabytes) (1)    33% CAGR  Mobile Traffic By Application (2)  Cisco VNI Global IP Traffic Forecast 2014-2019 as of May 2015Cisco VNI Global IP Traffic Forecast 2014-2019 as of February 2015   The Global Sports Media Consumption Report 2014Futuresource Consulting, December 2014  Growth of 4K Resolution and Adoption (4)– Global 4K-enabled TV Shipments (Millions of Units) –     72% CAGR  Digital Video Industry Trends – Rising Tide Lifts All Ships  Sports Consumption on Connect Devices (3)– Self-identified Fans in 2014 –

 Shifting Dynamics for All Customer Categories  Increased consumption of digital video content on connected devicesLive and on-demand content creating massive opportunity to reach new addressable audiencesConsumers demanding more personalized and interactive experiencesDesire to deliver live and on-demand content anytime, anywhere  Devices need secure playback of digital video content Consumers demanding Ultra HD / 4K resolution across all of their screens  CE Manufacturers  Content Owners

 The Challenge of Delivering Live Digital Video Content  Challenges  Desire to deliver live and on-demand content anytime, anywhereSignificant infrastructure investment and expertiseLive events require real-time coordination and execution of technology and resourcesConsumers demand a more personalized and interactive experienceDevices need support, decode, decrypt and playback capabilities in high definition   Proprietary, turnkey end-to-end cloud-based, configurable solutionSeamless delivery of live content and real-time customized viewer experiencesDevice agnostic content delivery platformHighly extensibleExtensive monetization optionsHigh quality resolution and enhanced viewing experience  Solution      NeuLion Platform

   NeuLion owns and operates every piece of the end-to-end platform that seamlessly delivers high-quality, interactive content across multiple screens  The Proprietary NeuLion Digital Platform

 Engaging tools create a destination experience  Immersive, Customized Viewing Experience  Ultra HD / 4K  4K  Multiple Camera Angles  Integrated Stats  Instant Replay  Advanced User Control  Live to VOD Clips  Multi-Event Streaming  Timeline Event Markers  Integrated StatsMultiple Camera AnglesInstant ReplayMulti-Event StreamingTimeline Event MarkersSocial Media Integration  4  1  2  3  5  6  1  2  3  4  5  6

   Smart TVs  Gaming Devices & 3rd Party STB  Smartphones & Tablets    1080i1080p4K  NeuLion Delivers on All ScreensAll Video Formats

 Reduces complexities for content rights holdersProprietary, turnkey, end-to-end solutionSpeed time to marketDistribution to multiple devicesEnhanced viewer experienceIncreased monetization opportunitiesSuperior customer and operational service  Competitive Advantage

 Mobile Consumer Apps Playback – Desktop and Web PlayerConverterDLNA Streaming to Devices    Consumer Software  Over 1 billion software downloads    DivX Video Viewing Solution  Better Screen ResolutionHigher QualityFaster Adaptive Bitrate StreamingReduced BufferingFaster Start Time, Video Loading   Over 1 billion CE devices shipped worldwide  CE Manufacturers  MainConcept Advanced Media Processing  Video Compression-Decompression ProgramsAdvanced Playback Solutions Integrate with Third Parties    40K+ HEVC files created per month  Video Integrators  NeuLion Empowers the Entire Ecosystem  NeuLion Digital Platform  End-to-end PlatformIngest Content FeedFormat for DeliveryEncode, TranscodeContent ManagementDelivery to Any Device MonetizationPerformance Analytics  Delivered 225+ petabytes of video in 2014    Content Owners

 82PB  154PB  227PB  A petabyte is 1015 bytes of digital information.  One petabyte is equivalent to 1,000 terabytes.  Usage has almost tripled since 2012  Petabytes Streamed (1)  300PB +  Increasing NeuLion Customer Usage

 Live Sports & Entertainment  Movies  User Generated  VALUE  Content Type  NeuLionFocus  NeuLion’s customers have the highest value content  Digital Content Pyramid

 Content Owners  Video Integrators  CE Manufacturers            Attractive Blue Chip Customer Base

 Selected to Deliver the 2014 FIFA World Cup on Multiple Devices Result: Unprecedented Digital Traffic  Delivered mission critical live and on-demand contentEnabled Univision users to view live streams of all matches on their connected devicesEnabled Univision users to view real-time highlights tied to match stats, match schedules, team alerts, and others  Univision Deportes + NeuLion  74M  Live video streams  4x as many unique live stream viewers as the 2010 FIFA World Cup  87%        87% of Univision Digital WC traffic came from a mobile device, 37% for 2010 WC    10 Millionunique live stream viewers, 12% lift to TV audience

 Selected to Power its Digital Video Experience WorldwideResult: A go-to, hard-hitting online destination with access to everything UFC for fans to interact and engage with anytime, anywhere  Complete access to pay-per-view events with ability to watch in multiple angles, score the fight round-by-round, view real-time stats and moreMonthly subscription service, Fight Pass, gives fans access to exclusive UFC fights, original programming, behind the scenes content and access to the largest mixed martial arts fight library in the world  150+ Countries  UFC.TV is available in over 150 countries  Largest mixed martial arts fight library in the world          Fight PassThe first global digital only channel  MMA  Over 20 DevicesSupports delivery to over 20 different device models  UFC + NeuLion

       Internal Deployments  Proprietary, End-to-End, Fully Integrated, Configurable Solution     Technology Licensee  Technology Licensee  High Perception of Value: Live Content Delivery Offered At Reasonable Price     High-cost alternative  Expensive; Potentially Ineffective  Dedicated Account Management & Customer/Operational Support        Investment in Internal Resources  Deep Industry Expertise with a Global Sales Footprint     U.S. Sales Focus  NA  Ability to Utilize Large, Recognizable Customer Base to Attract New Ones        NA  Best of Breed Platform

     Compelling Growth Drivers

 Board of Directors  Kanaan JemiliPresident and Chief Executive Officer  Chris WagnerEVP, Marketplace Strategy  Arthur J. McCarthyChief Financial Officer  Roy E. ReichbachGeneral Counsel and Corporate Secretary   Michael HerCo-Chief Technology Officer  Charles B. WangChairman  Nancy LiExecutive Vice Chairman  Roy ReichbachGeneral Counsel and Corporate Secretary   Gabriel A. BattistaDirector  Shirley Strum KenneyDirector  David KronfeldDirector  Robert E. BostromDirector  John A. CoelhoDirector  James R. HaleDirector  Management Team    Eric GrabCo-Chief Technology Officer  Ronald NunnEVP, Business Operations

 Financial Overview

 Recurring license revenue drives higher visibility  High and expanding margins – Adj. EBITDA positive since 2013  Land and expand model – customers scale over time  Financial Highlights  Usage revenue provides upside potential  Scalable business model with significant operating leverage

 Recurring Revenue Model  Larger audienceMore content, features, devicesAdded events  Setup  Fixed/License Fees  Variable        NeuLion Digital PlatformSubscription basis# of channels, events# of connected devicesVariable basisVolume of digital video contentLevel of advertising and ecommerce activitySupport servicesDivX & MainConceptSubscription license agreements and variable per unit fees  Source: Management estimate, based on historical results.

 Land and Expand Revenue ModelActual Content Owner Customer Case Study  Grows over time as customers grow the:# of Channels# of EventsNumber of connected devices Volume of digital video contentGrows as more customers are added and existing customers expand their use of our solution  Note: Annotations above denote price configuration assumptions

 ($ in millions)  NeuLion 2012  NeuLion 2013  NeuLion 2014    Pro Forma 2014  Pro Forma 1H14  Pro Forma 1H15  Total Revenue  $39.0  $47.1  $55.5    $81.8  $40.0  $46.6  Cost of Revenue %  35.1%  28.2%  25.0%    25.3%  27.4%  18.8%  SG&A(1)  $23.5  $24.3  $27.1    $46.1  $21.7  $23.0  R&D  $6.7  $7.4  $8.4    $30.9  $15.7  $14.6  Adjusted EBITDA(2)  $(3.3)  $3.5  $8.4    $17.4  $7.8  $11.1  Net Income (Loss)  $(10.1)  $(2.3)  $3.6    $(24.9)  $(14.3)  $(5.9)  Includes stock based compensationAdjusted EBITDA represents net income (loss) before interest, income taxes, depreciation and amortization, stock-based compensation, acquisition-related expenses, purchase price accounting adjustments, impairment of intangibles, discount on convertible note, loss on dissolution of majority-owned subsidiary, gain on revaluation of convertible note derivative, investment income/expense and foreign exchange gain/loss.  Scalable Business Model with Significant Operating Leverage  Income Statement Highlights

 Income Statement Highlights    Q2’15  Q1’15  Q4’14  Q3’14  Q2’ 14  Q1’14  Total Revenue  $22.7  $21.7  $16.5  $12.2  $13.4  $13.5  Cost of Revenue as a % of Revenue  19%  20%  25%  23%  26%  26%  SG&A(1)  $11.4  $9.9  $8.0  $6.3  $6.4  $6.4  R&D  $7.5  $5.3  $2.1  $2.1  $2.2  $2.0  Non-GAAP Adjusted EBITDA  $4.2  $6.8  $3.5  $1.3  $1.6  $2.0  GAAP Net Income (Loss)  $(3.2)  $(0.5)  $1.6  $0.2  $0.6  $1.1  Diluted EPS  $(0.01)  $0.00  $0.01  $0.00  $0.00  $0.00  High margin business with increasing revenue momentumCrossed over to GAAP profitability in Q4 2013First and fourth quarters are seasonally strongestQ1 2015 includes 2 months of DivXQ2 2015 includes first full quarter of DivX  Scalable Business Model with High Operating Leverage  Includes stock based compensation

 (in $000)   6/30/2015   3/31/2015   12/31/2014  Cash & Equivalents  34,059  35,225  25,898  Receivables *  22,519  31,177  8,056  Total Current Assets  61,131  70,435  36,287  Payables  6,996  12,201  14,362  Deferred Revenue  9,364  10,978  9,602  Total Current Liabilities  24,100  31,400  29,212  Convertible Note and Note Derivative**   0  27,119  0  Working Capital  37,031  39,035  7,075  Other Long-Term Liabilities  6,985  7,268  2,673  Total Redeemable Preferred Stock  14,970  14,962  14,955  Total Equity  61,627  37,284  5,099  Total Liabilities and Equity  107,691  118,034  51,938     * Reflects accounting for the DivX acquisition ** Part of the consideration for the DivX acquisition converted to 25.8M common shares on June 4, 2015  Q2 Balance Sheet Highlights

   Enormous Industry Tailwinds & Market Opportunity– Fundamental Shift to Connected Devices: More people consuming more content on more devices– Addressing Significant Industry Problem: Live video delivery is mission-critical and very difficult  Large Market Opportunity    Large, Well-Known, Blue Chip Customer Base– Strong customer relationships with major Content Owners and CE Manufacturers– Live sports and entertainment are large and growing categories   High-Profile Customer Base    Compelling Financial Metrics– Recurring revenue with high margins and steady growth– Adjusted EBITDA positive since 2013– ~60% Adjusted EBITDA contribution margin  Strong Financial Profile & Scalable Business Model    Respected and Experienced Leadership Team– Deep technology and industry expertise– Track record and experience building businesses  Experienced Management & Board    Robust Technology Platform    Proprietary, Turnkey, End-to-End, Cloud-Based, Configurable Solution– Early to market, at the forefront of shift to digital video content– High barriers to entry – unique, home-grown, end-to-end platform  Investment Highlights